Exhibit 99.1 Financial Supplement Third Quarter 2018

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets and Annualized Yields	8

Segment Financial Highlights	10

Credit-Related Information:

Credit Exposure	18

Nonperforming Assets	19

Charge-offs, Recoveries and Related Ratios	20

Summary of Changes in the Components of the Allowance for Credit Losses	22

Capital and Ratios	23

Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations	24

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the company’s website (www.citizensbank.com). The company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017

						$	%	$	%			$	%
SELECTED OPERATING DATA
Total revenue	$1,564	$1,509	$1,462	$1,484	$1,443	$55	4%	$121	8%	$4,535	$4,223	$312	7%
Noninterest expense	910	875	883	898	858	35	4	52	6	2,668	2,576	92	4

Profit before provision for credit losses	654	634	579	586	585	20	3	69	12	1,867	1,647	220	13
Provision for credit losses	78	85	78	83	72	(7)	(8)	6	8	241	238	3	1
NET INCOME	443	425	388	666	348	18	4	95	27	1,256	986	270	27
Net income, Underlying[1]	450	425	388	349	348	25	6	102	29	1,263	963	300	31
Net income available to common stockholders	436	425	381	666	341	11	3	95	28	1,242	972	270	28
Net income available to common stockholders, Underlying[1]	443	425	381	349	341	18	4	102	30	1,249	949	300	32
PER COMMON SHARE DATA
Basic earnings	$0.92	$0.88	$0.78	$1.35	$0.68	$0.04	5%	$0.24	35%	$2.57	$1.92	$0.65	34%
Diluted earnings	0.91	0.88	0.78	1.35	0.68	0.03	3	0.23	34	2.57	1.92	0.65	34
Basic earnings, Underlying[1]	0.93	0.88	0.78	0.71	0.68	0.05	6	0.25	37	2.59	1.88	0.71	38
Diluted earnings, Underlying[1]	0.93	0.88	0.78	0.71	0.68	0.05	6	0.25	37	2.58	1.87	0.71	38
Cash dividends declared and paid per common share	0.27	0.22	0.22	0.18	0.18	0.05	23	0.09	50	0.71	0.46	0.25	54
Book value per common share	41.62	41.16	40.64	40.80	39.76	0.46	1	1.86	5	41.62	39.76	1.86	5
Tangible book value per common share	27.66	27.67	27.24	27.48	27.05	(0.01)	—	0.61	2	27.66	27.05	0.61	2
Dividend payout ratio	29%	25%	28%	13%	26%	400 bps		300 bps		28%	24%	400 bps
Dividend payout ratio, Underlying[1]	29	25	28	25	26	400 bps		300 bps		27	24	300 bps
COMMON SHARES OUTSTANDING
Average: Basic	475,957,526	484,744,354	487,500,618	492,149,763	500,861,076	(8,786,828)	(2%)	(24,903,550)	(5%)	482,691,884	505,529,991	(22,838,107)	(5%)
Diluted	477,599,917	486,141,695	489,266,826	493,788,007	502,157,384	(8,541,778)	(2)	(24,557,467)	(5)	484,250,843	507,062,805	(22,811,962)	(4)
Common shares at period-end	474,120,616	484,055,194	487,551,444	490,812,912	499,505,285	(9,934,578)	(2)	(25,384,669)	(5)	474,120,616	499,505,285	(25,384,669)	(5)
SHARE PRICE
High	$41.76	$43.62	$48.23	$42.93	$38.06	($1.86)	(4%)	$3.70	10%	$48.23	$39.75	$8.48	21%
Low	38.47	38.84	40.80	36.10	31.51	(0.37)	(1)	6.96	22	38.47	31.51	6.96	22
Close	38.57	38.90	41.98	41.98	37.87	(0.33)	(1)	0.70	2	38.57	37.87	0.70	2
Market capitalization	18,287	18,830	20,467	20,604	18,916	(543)	(3)	(629)	(3)	18,287	18,916	(629)	(3)
SEGMENT NET INCOME
Consumer Banking	$207	$197	$170	$117	$122	$10	5%	$85	70%	$574	$335	$239	71%
Commercial Banking	234	237	215	206	201	(3)	(1)	33	16	686	568	118	21
Other	2	(9)	3	343	25	11	122	(23)	(92)	(4)	83	(87)	(105)

NET INCOME	$443	$425	$388	$666	$348	$18	4%	$95	27%	$1,256	$986	$270	27%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
FINANCIAL RATIOS
Net interest margin	3.19%	3.18%	3.16%	3.08%	3.05%	1 bps		14 bps		3.18%	3.00%	18 bps
Return on average common equity	8.82	8.65	7.83	13.46	6.87	17 bps		195 bps		8.44	6.63	181 bps
Return on average common equity, Underlying[1]	8.96	8.65	7.83	7.05	6.87	31 bps		209 bps		8.48	6.47	201 bps
Return on average tangible common equity	13.29	12.93	11.71	19.92	10.13	36 bps		316 bps		12.64	9.80	284 bps
Return on average tangible common equity, Underlying[1]	13.50	12.93	11.71	10.43	10.13	57 bps		337 bps		12.71	9.57	314 bps
Return on average total assets	1.13	1.11	1.04	1.75	0.92	2 bps		21 bps		1.09	0.88	21 bps
Return on average total assets, Underlying[1]	1.15	1.11	1.04	0.92	0.92	4 bps		23 bps		1.10	0.86	24 bps
Return on average total tangible assets	1.18	1.16	1.08	1.83	0.96	2 bps		22 bps		1.14	0.92	22 bps
Return on average total tangible assets, Underlying[1]	1.20	1.16	1.08	0.96	0.96	4 bps		24 bps		1.15	0.90	25 bps
Effective income tax rate	23.16	22.58	22.52	(32.40)	32.18	58 bps		(902) bps		22.77	30.04	(727) bps
Effective income tax rate, Underlying[1]	23.20	22.58	22.52	33.68	32.18	62 bps		(898) bps		22.78	31.65	(887) bps
Efficiency ratio	58.20	57.95	60.43	60.52	59.41	25 bps		(121) bps		58.84	60.99	(215) bps
Efficiency ratio, Underlying[1]	57.62	57.95	60.43	58.50	59.41	(33) bps		(179) bps		58.64	60.47	(183) bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)[2]
CET1 capital ratio	10.8%	11.2%	11.2%	11.2%	11.1%
Tier 1 capital ratio	11.2	11.6	11.4	11.4	11.3
Total capital ratio	13.4	13.8	13.9	13.9	13.8
Tier 1 leverage ratio	9.9	10.2	10.0	10.0	9.9
SELECTED BALANCE SHEET DATA (PERIOD-END)
Total assets	$158,598	$155,431	$153,453	$152,336	$151,356	$3,167	2%	$7,242	5%	$158,598	$151,356	$7,242	5%
Loans and leases:
Commercial	55,405	54,888	53,144	52,031	52,381	517	1	3,024	6	55,405	52,381	3,024	6
Retail	59,315	58,519	58,281	58,586	57,770	796	1	1,545	3	59,315	57,770	1,545	3

Total loans and leases	114,720	113,407	111,425	110,617	110,151	1,313	1	4,569	4	114,720	110,151	4,569	4
Deposits	117,075	117,073	115,730	115,089	113,235	2	—	3,840	3	117,075	113,235	3,840	3
Long-term borrowed funds	15,639	13,641	13,486	11,765	13,400	1,998	15	2,239	17	15,639	13,400	2,239	17
Total stockholders’ equity	20,276	20,467	20,059	20,270	20,109	(191)	(1)	167	1	20,276	20,109	167	1
Loans-to-deposits ratio (period-end balances)[3]	97.99%	96.87%	96.28%	96.11%	97.28%	112 bps		71 bps		97.99%	97.28%	71 bps
Loans-to-deposits ratio (average balances)[3]	97.38	98.01	97.96	97.10	96.93	(63) bps		45 bps		97.78	97.90	(12) bps
Full-time equivalent colleagues	18,332	17,699	17,546	17,594	17,696	633	4	636	4	18,332	17,696	636	4

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.
[2]

The December 31, 2017 capital ratios reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

[3]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$1,287	$1,230	$1,146	$1,121	$1,096	$57	5%	$191	17%	$3,663	$3,128	$535	17%
Interest and fees on loans held for sale	14	5	4	5	5	9	180	9	180	23	13	10	77
Interest and fees on other loans held for sale	2	3	4	4	3	(1)	(33)	(1)	(33)	9	6	3	50
Investment securities	167	165	168	156	155	2	1	12	8	500	469	31	7
Interest-bearing deposits in banks	7	8	6	5	5	(1)	(13)	2	40	21	13	8	62

Total interest income	1,477	1,411	1,328	1,291	1,264	66	5	213	17	4,216	3,629	587	16

INTEREST EXPENSE:
Deposits	214	181	145	130	123	33	18	91	74	540	311	229	74
Federal funds purchased and securities sold under agreements to repurchase	2	1	1	1	1	1	100	1	100	4	2	2	100
Other short-term borrowed funds	19	14	9	9	7	5	36	12	171	42	22	20	91
Long-term borrowed funds	94	94	82	71	71	—	—	23	32	270	201	69	34

Total interest expense	329	290	237	211	202	39	13	127	63	856	536	320	60

Net interest income	1,148	1,121	1,091	1,080	1,062	27	2	86	8	3,360	3,093	267	9

NONINTEREST INCOME:
Service charges and fees	131	127	124	131	131	4	3	—	—	382	385	(3)	(1)
Card fees	61	60	61	56	58	1	2	3	5	182	177	5	3
Capital markets fees	47	48	39	42	53	(1)	(2)	(6)	(11)	134	152	(18)	(12)
Trust and investment services fees	45	43	40	42	38	2	5	7	18	128	116	12	10
Letter of credit and loan fees	32	32	30	31	30	—	—	2	7	94	90	4	4
Foreign exchange and interest rate products	31	34	27	32	24	(3)	(9)	7	29	92	77	15	19
Mortgage banking fees	49	27	25	28	27	22	81	22	81	101	80	21	26
Securities gains, net	3	2	8	2	2	1	50	1	50	13	9	4	44
Other income	17	15	17	40	18	2	13	(1)	(6)	49	44	5	11

Total noninterest income	416	388	371	404	381	28	7	35	9	1,175	1,130	45	4

TOTAL REVENUE	1,564	1,509	1,462	1,484	1,443	55	4	121	8	4,535	4,223	312	7
Provision for credit losses	78	85	78	83	72	(7)	(8)	6	8	241	238	3	1
NONINTEREST EXPENSE:
Salaries and employee benefits[1]	474	453	470	450	438	21	5	36	8	1,397	1,316	81	6
Outside services	107	106	99	118	99	1	1	8	8	312	286	26	9
Occupancy	81	79	81	80	78	2	3	3	4	241	239	2	1
Equipment expense	70	64	67	67	65	6	9	5	8	201	196	5	3
Amortization of software	47	46	46	46	45	1	2	2	4	139	134	5	4
Other operating expense[1]	131	127	120	137	133	4	3	(2)	(2)	378	405	(27)	(7)

Total noninterest expense	910	875	883	898	858	35	4	52	6	2,668	2,576	92	4

Income before income tax expense (benefit)	576	549	501	503	513	27	5	63	12	1,626	1,409	217	15
Income tax expense (benefit)	133	124	113	(163)	165	9	7	(32)	(19)	370	423	(53)	(13)

Net income	$443	$425	$388	$666	$348	$18	4%	$95	27%	$1,256	$986	$270	27%

Net income, Underlying[2]	$450	$425	$388	$349	$348	$25	6%	$102	29%	$1,263	$963	$300	31%

Net income available to common stockholders	$436	$425	$381	$666	$341	$11	3%	$95	28%	$1,242	$972	$270	28%

Net income available to common stockholders, Underlying[2]	$443	$425	$381	$349	$341	$18	4%	$102	30%	$1,249	$949	$300	32%

[1]

As of January 1, 2018, we retrospectively adopted ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires the service cost component of net periodic pension and postretirement benefit cost to be reported separately in the Consolidated Statements of Operations from the other components. Prior periods have been adjusted to conform with the current period presentation.

[2]	These are non-GAAP financial measures. For further information on these measures, refer to “Key Performance Metrics, Non-GAAP Financial Measures and Reconciliations” at the end of this document.

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2018 CHANGE
	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2018		Sept 30, 2017
						$	%	$	%
ASSETS:
Cash and due from banks	$976	$997	$1,172	$987	$781	($21)	(2%)	$195	25%
Interest-bearing cash and due from banks	3,015	2,868	2,687	2,045	1,339	147	5	1,676	125
Interest-bearing deposits in banks	142	114	142	192	287	28	25	(145)	(51)
Debt securities available for sale, at fair value[1]	20,152	20,157	19,958	20,157	19,982	(5)	—	170	1
Debt securities held to maturity[1]	4,284	4,417	4,555	4,685	4,823	(133)	(3)	(539)	(11)
Equity securities, at fair value[1]	175	170	172	169	165	5	3	10	6
Equity securities, at cost[1]	874	769	748	722	772	105	14	102	13
Loans held for sale, at fair value	1,303	521	478	497	500	782	150	803	161
Other loans held for sale	27	189	322	221	724	(162)	(86)	(697)	(96)
Loans and leases	114,720	113,407	111,425	110,617	110,151	1,313	1	4,569	4
Less: Allowance for loan and lease losses	(1,242)	(1,253)	(1,246)	(1,236)	(1,224)	11	1	(18)	(1)

Net loans and leases	113,478	112,154	110,179	109,381	108,927	1,324	1	4,551	4
Derivative assets	173	224	274	617	596	(51)	(23)	(423)	(71)
Premises and equipment	753	720	687	685	618	33	5	135	22
Bank-owned life insurance	1,687	1,677	1,669	1,656	1,646	10	1	41	2
Goodwill	6,946	6,887	6,887	6,887	6,887	59	1	59	1
Due from broker	—	—	84	6	226	—	—	(226)	(100)
Other assets	4,613	3,567	3,439	3,429	3,083	1,046	29	1,530	50

TOTAL ASSETS	$158,598	$155,431	$153,453	$152,336	$151,356	$3,167	2%	$7,242	5%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$29,785	$29,439	$28,437	$29,279	$28,643	$346	1%	$1,142	4%
Interest-bearing	87,290	87,634	87,293	85,810	84,592	(344)	—	2,698	3

Total deposits	117,075	117,073	115,730	115,089	113,235	2	—	3,840	3
Federal funds purchased and securities sold under agreements to repurchase[2]	374	326	315	815	453	48	15	(79)	(17)
Other short-term borrowed funds	2,006	1,499	1,494	1,856	1,505	507	34	501	33
Derivative liabilities	449	425	331	310	242	24	6	207	86
Deferred taxes, net	430	456	475	571	744	(26)	(6)	(314)	(42)
Long-term borrowed funds	15,639	13,641	13,486	11,765	13,400	1,998	15	2,239	17
Due to broker	381	—	84	—	—	381	100	381	100
Other liabilities	1,968	1,544	1,479	1,660	1,668	424	27	300	18

TOTAL LIABILITIES	138,322	134,964	133,394	132,066	131,247	3,358	2	7,075	5
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	543	543	247	247	247	—	—	296	120
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,816	18,806	18,797	18,781	18,768	10	—	48	—
Retained earnings[3]	5,062	4,755	4,437	4,164	3,442	307	6	1,620	47
Treasury stock, at cost	(2,833)	(2,433)	(2,283)	(2,108)	(1,773)	(400)	(16)	(1,060)	(60)
Accumulated other comprehensive loss[3]	(1,318)	(1,210)	(1,145)	(820)	(581)	(108)	(9)	(737)	(127)

TOTAL STOCKHOLDERS’ EQUITY	20,276	20,467	20,059	20,270	20,109	(191)	(1)	167	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$158,598	$155,431	$153,453	$152,336	$151,356	$3,167	2%	$7,242	5%

Memo: Total tangible common equity	$13,117	$13,394	$13,280	$13,489	$13,512	($277)	(2%)	($395)	(3%)

[1]

As of January 1, 2018, we adopted ASU 2016-01, Financial Instruments, Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, which requires separate presentation of financial assets and financial liabilities by measurement category and form of financial assets on the balance sheet.

[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements.
[3]

The December 31, 2017 balances reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

LOANS AND DEPOSITS

(in millions)

PERIOD-END BALANCES	AS OF					SEPTEMBER 30, 2018 CHANGE
	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2018		Sept 30, 2017
						$	%	$	%
LOANS AND LEASES:

Commercial	$39,770	$39,278	$38,277	$37,562	$37,706	$492	1%	$2,064	5%

Commercial real estate	12,630	12,528	11,775	11,308	11,426	102	1	1,204	11

Leases	3,005	3,082	3,092	3,161	3,249	(77)	(2)	(244)	(8)

Total commercial loans and leases	55,405	54,888	53,144	52,031	52,381	517	1	3,024	6

Residential mortgages	18,493	17,814	17,346	17,045	16,619	679	4	1,874	11

Home equity loans	1,131	1,211	1,298	1,392	1,483	(80)	(7)	(352)	(24)

Home equity lines of credit	12,863	13,014	13,190	13,483	13,555	(151)	(1)	(692)	(5)

Home equity loans serviced by others[1]	429	465	504	542	599	(36)	(8)	(170)	(28)

Home equity lines of credit serviced by others[1]	114	124	136	149	166	(10)	(8)	(52)	(31)

Automobile	12,255	12,517	12,794	13,204	13,311	(262)	(2)	(1,056)	(8)

Education	8,712	8,450	8,324	8,134	8,014	262	3	698	9

Credit card	1,911	1,877	1,808	1,848	1,754	34	2	157	9

Other retail	3,407	3,047	2,881	2,789	2,269	360	12	1,138	50

Total retail loans	59,315	58,519	58,281	58,586	57,770	796	1	1,545	3

Total loans and leases	$114,720	$113,407	$111,425	$110,617	$110,151	$1,313	1%	$4,569	4%

Loans held for sale, at fair value	1,303	521	478	497	500	782	150	803	161

Other loans held for sale	27	189	322	221	724	(162)	(86)	(697)	(96)

Loans and leases and loans held for sale	$116,050	$114,117	$112,225	$111,335	$111,375	$1,933	2%	$4,675	4%

DEPOSITS:

Demand	$29,785	$29,439	$28,437	$29,279	$28,643	$346	1%	$1,142	4%

Checking with interest	22,323	22,775	21,767	22,229	21,756	(452)	(2)	567	3

Regular savings	10,523	9,902	9,896	9,518	9,470	621	6	1,053	11

Money market accounts	35,613	36,139	38,880	37,454	37,070	(526)	(1)	(1,457)	(4)

Term deposits	18,831	18,818	16,750	16,609	16,296	13	—	2,535	16

Total deposits	$117,075	$117,073	$115,730	$115,089	$113,235	$2	—%	$3,840	3%

[1]	Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
AVERAGE BALANCES						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$1,604	$1,801	$1,442	$1,528	$1,663	($197)	(11%)	($59)	(4%)	$1,616	$1,902	($286)	(15%)

Taxable investment securities	25,225	25,197	25,433	25,678	25,588	28	—	(363)	(1)	25,284	25,702	(418)	(2)
Non-taxable investment securities	6	6	6	6	7	—	—	(1)	(14)	6	7	(1)	(14)

Total investment securities	25,231	25,203	25,439	25,684	25,595	28	—	(364)	(1)	25,290	25,709	(419)	(2)

Investment securities and interest-bearing deposits	26,835	27,004	26,881	27,212	27,258	(169)	(1)	(423)	(2)	26,906	27,611	(705)	(3)

Commercial	39,592	39,399	37,960	37,713	37,448	193	—	2,144	6	38,990	37,603	1,387	4
Commercial real estate	12,656	12,071	11,549	11,396	11,401	585	5	1,255	11	12,096	11,105	991	9
Leases	3,028	3,073	3,114	3,201	3,302	(45)	(1)	(274)	(8)	3,071	3,517	(446)	(13)

Total commercial loans and leases	55,276	54,543	52,623	52,310	52,151	733	1	3,125	6	54,157	52,225	1,932	4

Residential mortgages	18,147	17,488	17,162	16,794	16,323	659	4	1,824	11	17,603	15,755	1,848	12
Home equity loans	1,168	1,252	1,342	1,437	1,547	(84)	(7)	(379)	(24)	1,253	1,668	(415)	(25)
Home equity lines of credit	12,925	13,112	13,353	13,501	13,608	(187)	(1)	(683)	(5)	13,129	13,775	(646)	(5)
Home equity loans serviced by others[1]	444	480	520	564	618	(36)	(8)	(174)	(28)	481	668	(187)	(28)
Home equity lines of credit serviced by others[1]	118	130	142	156	173	(12)	(9)	(55)	(32)	130	189	(59)	(31)
Automobile	12,379	12,657	13,015	13,277	13,349	(278)	(2)	(970)	(7)	12,681	13,563	(882)	(7)
Education	8,481	8,374	8,283	8,071	7,814	107	1	667	9	8,380	7,384	996	13
Credit cards	1,909	1,854	1,828	1,803	1,738	55	3	171	10	1,864	1,699	165	10
Other retail	3,124	2,966	2,847	2,537	2,163	158	5	961	44	2,980	1,976	1,004	51

Total retail loans	58,695	58,313	58,492	58,140	57,333	382	1	1,362	2	58,501	56,677	1,824	3

Total loans and leases	113,971	112,856	111,115	110,450	109,484	1,115	1	4,487	4	112,658	108,902	3,756	3
Loans held for sale, at fair value	1,228	470	420	482	503	758	161	725	144	709	492	217	44
Other loans held for sale	129	195	255	285	234	(66)	(34)	(105)	(45)	193	158	35	22

Interest-earning assets	142,163	140,525	138,671	138,429	137,479	1,638	1	4,684	3	140,466	137,163	3,303	2
Allowance for loan and lease losses	(1,255)	(1,246)	(1,236)	(1,222)	(1,220)	(9)	(1)	(35)	(3)	(1,246)	(1,226)	(20)	(2)
Goodwill	6,926	6,887	6,887	6,887	6,887	39	1	39	1	6,900	6,882	18	—
Other noninterest-earning assets	7,790	7,087	7,201	7,017	6,866	703	10	924	13	7,362	6,744	618	9

TOTAL ASSETS	$155,624	$153,253	$151,523	$151,111	$150,012	$2,371	2%	$5,612	4%	$153,482	$149,563	$3,919	3%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$21,780	$22,185	$21,665	$21,459	$21,909	($405)	(2%)	($129)	(1%)	$21,877	$21,457	$420	2%
Money market accounts	36,593	36,396	37,084	37,483	37,535	197	1	(942)	(3)	36,689	37,439	(750)	(2)
Regular savings	10,198	9,889	9,627	9,473	9,491	309	3	707	7	9,907	9,355	552	6
Term deposits	18,764	17,838	16,503	16,470	15,971	926	5	2,793	17	17,710	15,104	2,606	17

Total interest-bearing deposits	87,335	86,308	84,879	84,885	84,906	1,027	1	2,429	3	86,183	83,355	2,828	3
Federal funds purchased and securities sold under agreements to repurchase[2]	643	504	645	685	733	139	28	(90)	(12)	598	807	(209)	(26)
Other short-term borrowed funds	2,239	1,677	1,481	2,432	1,624	562	34	615	38	1,802	2,283	(481)	(21)
Long-term borrowed funds	12,793	13,394	13,549	11,658	12,210	(601)	(4)	583	5	13,242	12,755	487	4

Total borrowed funds	15,675	15,575	15,675	14,775	14,567	100	1	1,108	8	15,642	15,845	(203)	(1)

Total interest-bearing liabilities	103,010	101,883	100,554	99,660	99,473	1,127	1	3,537	4	101,825	99,200	2,625	3
Total demand deposits	29,703	28,834	28,544	28,868	28,041	869	3	1,662	6	29,031	27,886	1,145	4
Other liabilities	2,769	2,433	2,446	2,712	2,523	336	14	246	10	2,551	2,613	(62)	(2)

TOTAL LIABILITIES	135,482	133,150	131,544	131,240	130,037	2,332	2	5,445	4	133,407	129,699	3,708	3

STOCKHOLDERS’ EQUITY	20,142	20,103	19,979	19,871	19,975	39	—	167	1	20,075	19,864	211	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$155,624	$153,253	$151,523	$151,111	$150,012	$2,371	2%	$5,612	4%	$153,482	$149,563	$3,919	3%

Memo: Total average tangible common equity	$13,011	$13,200	$13,198	$13,266	$13,376	($189)	(1%)	($365)	(3%)	$13,136	$13,268	($132)	(1%)
Total deposits (interest-bearing and demand)	$117,038	$115,142	$113,423	$113,753	$112,947	$1,896	2%	$4,091	4%	$115,214	$111,241	$3,973	4%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(in millions, except rates)

AVERAGE ANNUALIZED YIELDS AND RATES	QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	3Q18		2Q18		1Q18		4Q17		3Q17		2018		2017
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	1.85%	$7	1.77%	$8	1.61%	$6	1.30%	$5	1.14%	$5	1.75%	$21	0.87%	$13

Taxable investment securities	2.65	167	2.62	165	2.64	168	2.44	156	2.42	155	2.64	500	2.43	469
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.65	167	2.62	165	2.64	168	2.44	156	2.42	155	2.64	500	2.43	469

Investment securities and interest-bearing deposits		174		173		174		161		160		521		482

Commercial	4.14	419	4.07	405	3.77	357	3.65	352	3.61	344	3.99	1,181	3.45	982
Commercial real estate	4.56	147	4.39	134	4.11	119	3.80	110	3.69	108	4.36	400	3.46	292
Leases	2.74	21	2.69	21	2.61	20	2.48	20	2.54	21	2.68	62	2.50	66

Total commercial loans and leases	4.16	587	4.06	560	3.77	496	3.61	482	3.56	473	4.00	1,643	3.39	1,340

Residential mortgages	3.62	164	3.57	156	3.56	153	3.57	149	3.57	146	3.58	473	3.57	422
Home equity loans	5.93	18	5.91	18	5.76	19	5.60	20	5.72	22	5.86	55	5.71	71
Home equity lines of credit	4.66	152	4.40	144	4.20	138	3.97	135	3.93	135	4.42	434	3.68	379
Home equity loans serviced by others[1]	7.45	8	7.23	9	7.31	9	7.20	11	7.04	11	7.33	26	7.06	35
Home equity lines of credit serviced by others[1]	4.89	2	3.62	1	3.98	1	4.32	1	4.05	2	4.14	4	4.00	6
Automobile	3.74	117	3.60	113	3.47	112	3.39	114	3.31	111	3.60	342	3.23	328
Education	5.78	124	5.71	119	5.58	114	5.43	111	5.36	106	5.69	357	5.29	292
Credit cards	10.77	52	10.74	50	10.70	48	10.46	47	10.69	47	10.74	150	10.85	138
Other retail	8.10	63	8.10	60	7.97	56	7.92	51	7.88	43	8.06	179	7.94	117

Total retail loans	4.73	700	4.61	670	4.49	650	4.37	639	4.32	623	4.61	2,020	4.21	1,788

Total loans and leases	4.46	1,287	4.34	1,230	4.15	1,146	4.01	1,121	3.96	1,096	4.32	3,663	3.82	3,128
Loans held for sale, at fair value	4.49	14	4.15	5	3.84	4	3.70	5	3.69	5	4.27	23	3.53	13
Other loans held for sale	6.44	2	6.38	3	6.21	4	5.49	4	4.72	3	6.32	9	5.29	6

Total interest-earning assets	4.11	1,477	4.00	1,411	3.85	1,328	3.69	1,291	3.64	1,264	3.99	4,216	3.52	3,629
INTEREST-BEARING LIABILITIES:
Checking with interest	0.67	36	0.61	34	0.48	26	0.41	23	0.43	23	0.59	96	0.35	56
Money market accounts	1.03	95	0.87	79	0.71	65	0.61	58	0.57	54	0.87	239	0.50	140
Regular savings	0.12	3	0.05	1	0.05	1	0.05	1	0.04	1	0.07	5	0.04	3
Term deposits	1.68	80	1.50	67	1.30	53	1.18	48	1.09	45	1.51	200	0.99	112

Total interest-bearing deposits	0.98	214	0.84	181	0.69	145	0.61	130	0.58	123	0.84	540	0.50	311
Federal funds purchased and securities sold under agreements to repurchase[2]	0.93	2	0.73	1	0.68	1	0.45	1	0.50	1	0.78	4	0.36	2
Other short-term borrowed funds	3.21	19	3.48	14	2.40	9	1.58	9	1.55	7	3.08	42	1.23	22
Long-term borrowed funds	2.94	94	2.77	94	2.44	82	2.42	71	2.31	71	2.71	270	2.10	201

Total borrowed funds	2.90	115	2.78	109	2.36	92	2.19	81	2.14	79	2.68	316	1.88	225

Total interest-bearing liabilities	1.27	329	1.14	290	0.95	237	0.84	211	0.80	202	1.12	856	0.72	536
INTEREST RATE SPREAD	2.84		2.87		2.90		2.85		2.84		2.87		2.80
NET INTEREST MARGIN	3.19%		3.18%		3.16%		3.08%		3.05%		3.18%		3.00%
Memo: Total deposit costs	0.73%	$214	0.63%	$181	0.52%	$145	0.45%	$130	0.43%	$123	0.63%	$540	0.37%	$311
[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(in millions, except ratio data)

	THIRD QUARTER 2018				SECOND QUARTER 2018				CHANGE
									3Q18 from 2Q18
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$776	$380	($8)	$1,148	$759	$376	($14)	$1,121	$27	2%
Noninterest income	258	140	18	416	228	140	20	388	28	7

Total revenue	1,034	520	10	1,564	987	516	6	1,509	55	4
Noninterest expense	686	202	22	910	658	200	17	875	35	4

Profit (loss) before provision for credit losses	348	318	(12)	654	329	316	(11)	634	20	3
Provision for credit losses	71	14	(7)	78	66	9	10	85	(7)	(8)

Income (loss) before income tax expense (benefit)	277	304	(5)	576	263	307	(21)	549	27	5
Income tax expense (benefit)	70	70	(7)	133	66	70	(12)	124	9	7

Net income (loss)	$207	$234	$2	$443	$197	$237	($9)	$425	$18	4%

Average Balances
Total assets	$62,974	$52,871	$39,779	$155,624	$61,232	$52,170	$39,851	$153,253	$2,371	2%
Total loans and leases[2]	61,045	51,881	2,402	115,328	59,830	51,202	2,489	113,521	1,807	2
Deposits	78,128	31,224	7,686	117,038	77,402	30,214	7,526	115,142	1,896	2
Interest-earning assets	61,097	52,137	28,929	142,163	59,880	51,404	29,241	140,525	1,638	1
Key Metrics
Net interest margin	5.04%	2.89%	NM	3.19%	5.08%	2.93%	NM	3.18%	1 bps
Efficiency ratio	66.29	38.83	NM	58.20	66.68	38.80	NM	57.95	25 bps
Loans-to-deposits ratio (period-end balances)[3]	77.15	169.64	NM	97.99	76.56	167.02	NM	96.87	112 bps
Loans-to-deposits ratio (average balances)[3]	76.79	165.17	NM	97.38	76.92	168.23	NM	98.01	(63) bps
Return on average total tangible assets	1.31	1.75	NM	1.18	1.29	1.82	NM	1.16	2 bps

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.
[3]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	THIRD QUARTER 2018				THIRD QUARTER 2017				CHANGE
									3Q18 from 3Q17
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income	$776	$380	($8)	$1,148	$674	$354	$34	$1,062	$86	8%
Noninterest income	258	140	18	416	227	136	18	381	35	9

Total revenue	1,034	520	10	1,564	901	490	52	1,443	121	8
Noninterest expense	686	202	22	910	648	195	15	858	52	6

Profit (loss) before provision for credit losses	348	318	(12)	654	253	295	37	585	69	12
Provision for credit losses	71	14	(7)	78	65	—	7	72	6	8

Income (loss) before income tax expense (benefit)	277	304	(5)	576	188	295	30	513	63	12
Income tax expense (benefit)	70	70	(7)	133	66	94	5	165	(32)	(19)

Net income	$207	$234	$2	$443	$122	$201	$25	$348	$95	27%

Average Balances
Total assets	$62,974	$52,871	$39,779	$155,624	$60,012	$49,833	$40,167	$150,012	$5,612	4%
Total loans and leases[2]	61,045	51,881	2,402	115,328	58,679	48,746	2,796	110,221	5,107	5
Deposits	78,128	31,224	7,686	117,038	75,085	30,751	7,111	112,947	4,091	4
Interest-earning assets	61,097	52,137	28,929	142,163	58,729	48,875	29,875	137,479	4,684	3
Key Metrics
Net interest margin	5.04%	2.89%	NM	3.19%	4.55%	2.88%	NM	3.05%	14 bps
Efficiency ratio	66.29	38.83	NM	58.20	71.88	39.39	NM	59.41	(121) bps
Loans-to-deposits ratio (period-end balances)[3]	77.15	169.64	NM	97.99	78.13	157.87	NM	97.28	71 bps
Loans-to-deposits ratio (average balances)[3]	76.79	165.17	NM	97.38	77.69	157.26	NM	96.93	45 bps
Return on average total tangible assets	1.31	1.75	NM	1.18	0.81	1.60	NM	0.96	22 bps

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.
[3]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, CONTINUED

(in millions, except ratio data)

	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018				FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017				CHANGE
									2018 from 2017
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps	%
Net interest income[2]	$2,268	$1,113	($21)	$3,360	$1,969	$1,044	$80	$3,093	$267	9%
Noninterest income	708	405	62	1,175	676	400	54	1,130	45	4

Total revenue	2,976	1,518	41	4,535	2,645	1,444	134	4,223	312	7
Noninterest expense	2,000	610	58	2,668	1,939	577	60	2,576	92	4

Profit (loss) before provision for credit losses	976	908	(17)	1,867	706	867	74	1,647	220	13
Provision for credit losses	209	19	13	241	189	20	29	238	3	1

Income (loss) before income tax expense (benefit)	767	889	(30)	1,626	517	847	45	1,409	217	15
Income tax expense (benefit)	193	203	(26)	370	182	279	(38)	423	(53)	(13)

Net income (loss)	$574	$686	($4)	$1,256	$335	$568	$83	$986	$270	27%

Average Balances
Total assets	$61,857	$51,820	$39,805	$153,482	$59,310	$49,604	$40,649	$149,563	$3,919	3%
Total loans and leases[3]	60,277	50,799	2,484	113,560	57,975	48,560	3,017	109,552	4,008	4
Deposits	76,992	30,736	7,486	115,214	74,778	29,496	6,967	111,241	3,973	4
Interest-earning assets	60,328	51,016	29,122	140,466	58,026	48,696	30,441	137,163	3,303	2
Key Metrics
Net interest margin	5.03%	2.92%	NM	3.18%	4.54%	2.87%	NM	3.00%	18 bps
Efficiency ratio	67.20	40.16	NM	58.84	73.28	39.89	NM	60.99	(215) bps
Loans-to-deposits ratio (period-end balances)[4]	77.15	169.64	NM	97.99	78.13	157.87	NM	97.28	71 bps
Loans-to-deposits ratio (average balances)[4]	77.59	164.08	NM	97.78	77.04	163.72	NM	97.90	(12) bps
Return on average total tangible assets	1.24	1.77	NM	1.14	0.76	1.53	NM	0.92	22 bps

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]

We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

[3]	Includes loans held for sale.

[4]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CONSUMER BANKING						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
Net interest income[1]	$776	$759	$733	$682	$674	$17	2%	$102	15%	$2,268	$1,969	$299	15%
Noninterest income	258	228	222	229	227	30	13	31	14	708	676	32	5

Total revenue	1,034	987	955	911	901	47	5	133	15	2,976	2,645	331	13
Noninterest expense	686	658	656	654	648	28	4	38	6	2,000	1,939	61	3

Profit before provision for credit losses	348	329	299	257	253	19	6	95	38	976	706	270	38
Provision for credit losses	71	66	72	76	65	5	8	6	9	209	189	20	11

Income before income tax expense	277	263	227	181	188	14	5	89	47	767	517	250	48
Income tax expense	70	66	57	64	66	4	6	4	6	193	182	11	6

Net income	$207	$197	$170	$117	$122	$10	5%	$85	70%	$574	$335	$239	71%

Average Balances
Total assets	$62,974	$61,232	$61,348	$60,911	$60,012	$1,742	3%	$2,962	5%	$61,857	$59,310	$2,547	4%
Total loans and leases[2]	61,045	59,830	59,942	59,547	58,679	1,215	2	2,366	4	60,277	57,975	2,302	4
Deposits	78,128	77,402	75,416	75,154	75,085	726	1	3,043	4	76,992	74,778	2,214	3
Interest-earning assets	61,097	59,880	59,994	59,598	58,729	1,217	2	2,368	4	60,328	58,026	2,302	4
Key Metrics
Net interest margin	5.04%	5.08%	4.96%	4.54%	4.55%	(4) bps		49 bps		5.03%	4.54%	49 bps
Efficiency ratio	66.29	66.68	68.72	71.90	71.88	(39) bps		(559) bps		67.20	73.28	(608) bps
Loans-to-deposits ratio (period-end balances)[3]	77.15	76.56	76.43	79.05	78.13	59 bps		(98) bps		77.15	78.13	(98) bps
Loans-to-deposits ratio (average balances)[3]	76.79	76.92	79.14	78.80	77.69	(13) bps		(90) bps		77.59	77.04	55 bps
Return on average total tangible assets	1.31	1.29	1.12	0.76	0.81	2 bps		50 bps		1.24	0.76	48 bps

[1]

We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

[2]	Includes loans held for sale.

[3]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
Mortgage Banking Fees[1]
Production revenue	$31	$18	$15	$21	$22	$13	72%	$9	41%	$64	$63	$1	2%
Mortgage servicing revenue	16	9	7	6	5	7	78	11	220	32	16	16	100
MSR valuation changes, net of hedge impact	2	—	3	1	—	2	100	2	100	5	1	4	NM

Total mortgage banking fees	$49	$27	$25	$28	$27	$22	81%	$22	81%	$101	$80	$21	26%

Gain on sale of secondary originations[1,2]	0.96%	2.24%	2.17%	2.47%	2.64%	(128) bps		(168) bps		1.30%	2.52%	(122) bps

Residential Real Estate Originations[1]
Retail	$1,939	$1,729	$1,367	$1,687	$1,875	$210	12%	$64	3%	$5,035	$5,490	($455)	(8%)
Third Party	2,178	—	—	—	—	2,178	100	$2,178	100	2,178	—	2,178	100

Total	$4,117	$1,729	$1,367	$1,687	$1,875	$2,388	138%	$2,242	120%	$7,213	$5,490	$1,723	31%

Originated for sale	74%	42%	45%	45%	41%	3,200 bps		3,300 bps		61%	39%	2,200 bps
Originated for investment	26	58	55	55	59	(3,200) bps		(3,300) bps		39	61	(2,200) bps

Total	100%	100%	100%	100%	100%					100%	100%

Mortgage Servicing Information (UPB)[1]
Loans serviced for others	$67,520	$21,589	$20,248	$17,904	$17,718	$45,931	213%	$49,802	NM	$67,520	$17,718	$49,802	NM
Owned loans serviced	17,709	16,553	15,963	15,598	15,197	1,156	7	2,512	17	17,709	15,197	2,512	17

Total	$85,229	$38,142	$36,211	$33,502	$32,915	$47,087	123%	$52,314	159%	$85,229	$32,915	$52,314	159%

MSR carrying value[1,3]	$831	$217	$201	$198	$167	$614	NM	$664	NM	$831	$167	$664	NM

[1]	Beginning in the third quarter of 2018, results reflect the impact of the August 1, 2018 Franklin American Mortgage Company acquisition.

[2]	In the first quarter 2018, we revised our method of calculating the gain on sale of secondary originations. Prior periods have been adjusted to conform with the current period presentation.

[3]

The MSR carrying value as of September 30, 2018 reflects $612 million held at fair value and $219 million held at the lower of cost or market. The MSR carrying value for all prior periods is at the lower of cost or market.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
COMMERCIAL BANKING						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
Net interest income[1]	$380	$376	$357	$367	$354	$4	1%	$26	7%	$1,113	$1,044	$69	7%
Noninterest income	140	140	125	138	136	—	—	4	3	405	400	5	1

Total revenue	520	516	482	505	490	4	1	30	6	1,518	1,444	74	5
Noninterest expense	202	200	208	195	195	2	1	7	4	610	577	33	6

Profit before provision for credit losses	318	316	274	310	295	2	1	23	8	908	867	41	5
Provision for credit losses	14	9	(4)	(1)	—	5	56	14	100	19	20	(1)	(5)

Income before income tax expense	304	307	278	311	295	(3)	(1)	9	3	889	847	42	5
Income tax expense	70	70	63	105	94	—	—	(24)	(26)	203	279	(76)	(27)

Net income	$234	$237	$215	$206	$201	($3)	(1%)	$33	16%	$686	$568	$118	21%

Average Balances
Total assets	$52,871	$52,170	$50,393	$50,169	$49,833	$701	1%	$3,038	6%	$51,820	$49,604	$2,216	4%
Total loans and leases[2]	51,881	51,202	49,285	48,938	48,746	679	1	3,135	6	50,799	48,560	2,239	5
Deposits	31,224	30,214	30,766	31,514	30,751	1,010	3	473	2	30,736	29,496	1,240	4
Interest-earning assets	52,137	51,404	49,479	49,118	48,875	733	1	3,262	7	51,016	48,696	2,320	5
Key Metrics
Net interest margin	2.89%	2.93%	2.93%	2.96%	2.88%	(4) bps		1 bps		2.92%	2.87%	5 bps
Efficiency ratio	38.83	38.80	43.07	38.84	39.39	3 bps		(56) bps		40.16	39.89	27 bps
Loans-to-deposits ratio (period-end balances)[3]	169.64	167.02	160.16	151.54	157.87	262 bps		1,177 bps		169.64	157.87	NM
Loans-to-deposits ratio (average balances)[3]	165.17	168.23	158.84	154.03	157.26	(306) bps		791 bps		164.08	163.72	36 bps
Return on average total tangible assets	1.75	1.82	1.73	1.62	1.60	(7) bps		15 bps		1.77	1.53	24 bps

[1]

We periodically evaluate and refine our methodologies used to allocate items among our business operating segments. In the first quarter of 2018, we enhanced our assumptions for the liquidity and deposit component within our Funds Transfer Pricing (“FTP”) methodology which provides a credit for sources of funds and a charge for the use of funds by each business operating segment. The enhancement largely provides increased credit for the stability of deposit composition, and an increased charge for unused commitments under lending arrangements. Prior periods have not been adjusted for this change.

[2]	Includes loans held for sale.

[3]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
OTHER[1]						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
Net interest income	($8)	($14)	$1	$31	$34	$6	43%	($42)	(124%)	($21)	$80	($101)	(126%)
Noninterest income	18	20	24	37	18	(2)	(10)	—	—	62	54	8	15

Total revenue	10	6	25	68	52	4	67	(42)	(81)	41	134	(93)	(69)
Noninterest expense	22	17	19	49	15	5	29	7	47	58	60	(2)	(3)

(Loss) profit before provision for credit losses	(12)	(11)	6	19	37	(1)	(9)	(49)	(132)	(17)	74	(91)	(123)
Provision for credit losses	(7)	10	10	8	7	(17)	(170)	(14)	(200)	13	29	(16)	(55)

(Loss) income before income tax (benefit) expense	(5)	(21)	(4)	11	30	16	76	(35)	(117)	(30)	45	(75)	(167)
Income tax (benefit) expense	(7)	(12)	(7)	(332)	5	5	42	(12)	(240)	(26)	(38)	12	32

Net income (loss)	$2	($9)	$3	$343	$25	$11	122%	($23)	(92%)	($4)	$83	($87)	(105%)

Average Balances
Total assets	$39,779	$39,851	$39,782	$40,031	$40,167	($72)	—%	($388)	(1%)	$39,805	$40,649	($844)	(2%)
Total loans and leases[2]	2,402	2,489	2,563	2,732	2,796	(87)	(3)	(394)	(14)	2,484	3,017	(533)	(18)
Deposits	7,686	7,526	7,241	7,085	7,111	160	2	575	8	7,486	6,967	519	7
Interest-earning assets	28,929	29,241	29,198	29,713	29,875	(312)	(1)	(946)	(3)	29,122	30,441	(1,319)	(4)

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses and expenses, including income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(in millions, except ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CONSOLIDATED						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%

Net interest income	$1,148	$1,121	$1,091	$1,080	$1,062	$27	2%	$86	8%	$3,360	$3,093	$267	9%

Noninterest income	416	388	371	404	381	28	7	35	9	1,175	1,130	45	4

Total revenue	1,564	1,509	1,462	1,484	1,443	55	4	121	8	4,535	4,223	312	7

Noninterest expense	910	875	883	898	858	35	4	52	6	2,668	2,576	92	4

Profit before provision for credit losses	654	634	579	586	585	20	3	69	12	1,867	1,647	220	13

Provision for credit losses	78	85	78	83	72	(7)	(8)	6	8	241	238	3	1

Income before income tax expense (benefit)	576	549	501	503	513	27	5	63	12	1,626	1,409	217	15

Income tax expense (benefit)	133	124	113	(163)	165	9	7	(32)	(19)	370	423	(53)	(13)

Net income	$443	$425	$388	$666	$348	$18	4%	$95	27%	$1,256	$986	$270	27%

Average Balances

Total assets	$155,624	$153,253	$151,523	$151,111	$150,012	$2,371	2%	$5,612	4%	$153,482	$149,563	$3,919	3%

Total loans and leases[1]	115,328	113,521	111,790	111,217	110,221	1,807	2	5,107	5	113,560	109,552	4,008	4

Deposits	117,038	115,142	113,423	113,753	112,947	1,896	2	4,091	4	115,214	111,241	3,973	4

Interest-earning assets	142,163	140,525	138,671	138,429	137,479	1,638	1	4,684	3	140,466	137,163	3,303	2

Key Metrics

Net interest margin	3.19%	3.18%	3.16%	3.08%	3.05%	1 bps		14 bps		3.18%	3.00%	18 bps

Efficiency ratio	58.20	57.95	60.43	60.52	59.41	25 bps		(121) bps		58.84	60.99	(215) bps

Loans-to-deposits ratio (period-end balances)[2]	97.99	96.87	96.28	96.11	97.28	112 bps		71 bps		97.99	97.28	71 bps

Loans-to-deposits ratio (average balances)[2]	97.38	98.01	97.96	97.10	96.93	(63) bps		45 bps		97.78	97.90	(12) bps

Return on average total tangible assets	1.18	1.16	1.08	1.83	0.96	2 bps		22 bps		1.14	0.92	22 bps

[1]	Includes loans held for sale.

[2]

In the third quarter of 2018, we revised our method of calculating the loans-to-deposits ratio to exclude loans held for sale. Prior periods have been adjusted to conform with the current period presentation.

CREDIT-RELATED INFORMATION

(in millions)

	AS OF					SEPTEMBER 30, 2018 CHANGE
	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2018		Sept 30, 2017
						$	%	$	%
CREDIT EXPOSURE:
Loans and leases:
Commercial	$39,770	$39,278	$38,277	$37,562	$37,706	$492	1%	$2,064	5%
Commercial real estate	12,630	12,528	11,775	11,308	11,426	102	1	1,204	11
Leases	3,005	3,082	3,092	3,161	3,249	(77)	(2)	(244)	(8)

Total commercial loans and leases	55,405	54,888	53,144	52,031	52,381	517	1	3,024	6
Residential mortgages	18,493	17,814	17,346	17,045	16,619	679	4	1,874	11
Home equity loans	1,131	1,211	1,298	1,392	1,483	(80)	(7)	(352)	(24)
Home equity lines of credit	12,863	13,014	13,190	13,483	13,555	(151)	(1)	(692)	(5)
Home equity loans serviced by others[1]	429	465	504	542	599	(36)	(8)	(170)	(28)
Home equity lines of credit serviced by others[1]	114	124	136	149	166	(10)	(8)	(52)	(31)
Automobile	12,255	12,517	12,794	13,204	13,311	(262)	(2)	(1,056)	(8)
Education	8,712	8,450	8,324	8,134	8,014	262	3	698	9
Credit card	1,911	1,877	1,808	1,848	1,754	34	2	157	9
Other retail	3,407	3,047	2,881	2,789	2,269	360	12	1,138	50

Total retail loans	59,315	58,519	58,281	58,586	57,770	796	1	1,545	3

Total loans and leases	114,720	113,407	111,425	110,617	110,151	1,313	1	4,569	4
Derivative receivable:
Derivative receivable - commercial	166	217	268	611	588	(51)	(24)	(422)	(72)
Derivative receivable - retail	7	7	6	6	8	—	—	(1)	(13)

Total derivative receivable	173	224	274	617	596	(51)	(23)	(423)	(71)

Total credit-related assets	114,893	113,631	111,699	111,234	110,747	1,262	1	4,146	4
Lending-related arrangements:
Undrawn commitments to extend credit - commercial	38,982	37,657	35,915	35,745	34,871	1,325	4	4,111	12
Financial standby letters of credit	1,934	1,974	1,966	2,036	2,080	(40)	(2)	(146)	(7)
Performance letters of credit	131	120	109	47	42	11	9	89	212
Commercial letters of credit	74	56	43	53	68	18	32	6	9
Marketing rights	37	39	41	41	41	(2)	(5)	(4)	(10)
Risk participation agreements	14	14	18	16	20	—	—	(6)	(30)

Total commercial lending-related arrangements	41,172	39,860	38,092	37,938	37,122	1,312	3	4,050	11
Undrawn commitments to extend credit - retail	27,747	27,732	27,192	27,214	27,063	15	—	684	3
Residential mortgage loans sold with recourse	6	6	6	7	7	—	—	(1)	(14)

Total retail lending-related arrangements	27,753	27,738	27,198	27,221	27,070	15	—	683	3

Total lending-related arrangements	68,925	67,598	65,290	65,159	64,192	1,327	2	4,733	7

Total credit exposure	$183,818	$181,229	$176,989	$176,393	$174,939	$2,589	1%	$8,879	5%

Memo: Total credit exposure by product:
Commercial exposure	$96,743	$94,965	$91,504	$90,580	$90,091	$1,778	2%	$6,652	7%
Retail exposure	87,075	86,264	85,485	85,813	84,848	811	1	2,227	3

Total credit exposure	$183,818	$181,229	$176,989	$176,393	$174,939	$2,589	1%	$8,879	5%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	AS OF					SEPTEMBER 30, 2018 CHANGE
	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2018		Sept 30, 2017
						$/bps	%	$/bps	%
NONPERFORMING ASSETS:
Commercial	$228	$249	$244	$238	$297	($21)	(8%)	($69)	(23%)
Commercial real estate	30	31	30	27	28	(1)	(3)	2	7
Leases	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	258	280	274	265	325	(22)	(8)	(67)	(21)
Residential mortgages	136	119	128	128	124	17	14	12	10
Home equity loans	53	59	66	72	76	(6)	(10)	(23)	(30)
Home equity lines of credit	221	225	235	233	236	(4)	(2)	(15)	(6)
Home equity loans serviced by others[1]	19	19	23	25	26	—	—	(7)	(27)
Home equity lines of credit serviced by others[1]	16	17	17	18	21	(1)	(6)	(5)	(24)
Automobile	67	62	60	70	66	5	8	1	2
Education	38	40	41	38	38	(2)	(5)	—	—
Credit card	17	17	18	17	15	—	—	2	13
Other retail	7	7	6	5	5	—	—	2	40

Total retail loans	574	565	594	606	607	9	2	(33)	(5)

Nonperforming loans and leases	832	845	868	871	932	(13)	(2)	(100)	(11)

Other nonperforming assets - Retail	31	29	34	36	37	2	7	(6)	(16)

Nonperforming assets	$863	$874	$902	$907	$969	($11)	(1%)	($106)	(11%)

NONPERFORMING ASSETS BY PRODUCT:
Commercial	$258	$280	$274	$265	$325	($22)	(8%)	($67)	(21%)
Retail	605	594	628	642	644	11	2	(39)	(6)

Total nonperforming assets	$863	$874	$902	$907	$969	($11)	(1%)	($106)	(11%)

ASSET QUALITY RATIOS:
Allowance for loan and lease losses to loans and leases	1.08%	1.10%	1.12%	1.12%	1.11%	(2) bps		(3) bps
Allowance for loan and lease losses to nonperforming loans and leases	149.29	148.20	143.60	141.96	131.35	109 bps		NM
Nonperforming loans and leases to loans and leases	0.73	0.75	0.78	0.79	0.85	(2) bps		(12) bps
Nonperforming assets to total assets	0.54	0.56	0.59	0.60	0.64	(2) bps		(10) bps

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS:
Commercial	$14	$14	$3	$15	$3	$—	—%	$11	NM	$31	$47	($16)	(34%)
Commercial real estate	4	—	—	—	9	4	100	(5)	(56)	4	13	(9)	(69)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	18	14	3	15	12	4	29	6	50	35	60	(25)	(42)
Residential mortgages	2	2	2	2	3	—	—	(1)	(33)	6	9	(3)	(33)
Home equity loans	1	1	3	2	4	—	—	(3)	(75)	5	9	(4)	(44)
Home equity lines of credit	6	7	7	7	8	(1)	(14)	(2)	(25)	20	27	(7)	(26)
Home equity loans serviced by others[1]	1	2	3	3	3	(1)	(50)	(2)	(67)	6	12	(6)	(50)
Home equity lines of credit serviced by others[1]	1	1	1	—	1	—	—	—	—	3	5	(2)	(40)
Automobile	39	36	46	50	46	3	8	(7)	(15)	121	131	(10)	(8)
Education	17	19	15	19	13	(2)	(11)	4	31	51	40	11	28
Credit card	17	18	16	15	15	(1)	(6)	2	13	51	46	5	11
Other retail	25	20	20	18	15	5	25	10	67	65	42	23	55

Total retail loans	109	106	113	116	108	3	3	1	1	328	321	7	2

Total gross charge-offs	$127	$120	$116	$131	$120	$7	6%	$7	6%	$363	$381	($18)	(5%)

GROSS RECOVERIES:
Commercial	$2	$2	$5	$13	$12	$—	—%	($10)	(83%)	$9	$24	($15)	(63%)
Commercial real estate	—	—	1	—	—	—	—	—	—	1	3	(2)	(67)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	2	2	6	13	12	—	—	(10)	(83)	10	27	(17)	(63)
Residential mortgages	1	1	2	1	2	—	—	(1)	(50)	4	5	(1)	(20)
Home equity loans	2	4	3	3	4	(2)	(50)	(2)	(50)	9	10	(1)	(10)
Home equity lines of credit	4	4	4	4	4	—	—	—	—	12	12	—	—
Home equity loans serviced by others[1]	4	3	4	4	5	1	33	(1)	(20)	11	14	(3)	(21)
Home equity lines of credit serviced by others[1]	2	2	1	1	2	—	—	—	—	5	6	(1)	(17)
Automobile	16	18	18	18	18	(2)	(11)	(2)	(11)	52	55	(3)	(5)
Education	4	4	4	5	3	—	—	1	33	12	10	2	20
Credit card	2	3	1	1	2	(1)	(33)	—	—	6	6	—	—
Other retail	4	3	3	3	3	1	33	1	33	10	9	1	11

Total retail loans	39	42	40	40	43	(3)	(7)	(4)	(9)	121	127	(6)	(5)

Total gross recoveries	$41	$44	$46	$53	$55	($3)	(7%)	($14)	(25%)	$131	$154	($23)	(15%)

NET CHARGE-OFFS (RECOVERIES):
Commercial	$12	$12	($2)	$2	($9)	$—	—%	$21	233%	$22	$23	($1)	(4%)
Commercial real estate	4	—	(1)	—	9	4	100	(5)	(56)	3	10	(7)	(70)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	16	12	(3)	2	—	4	33	16	100	25	33	(8)	(24)
Residential mortgages	1	1	—	1	1	—	—	—	—	2	4	(2)	(50)
Home equity loans	(1)	(3)	—	(1)	—	2	67	(1)	100	(4)	(1)	(3)	NM
Home equity lines of credit	2	3	3	3	4	(1)	(33)	(2)	(50)	8	15	(7)	(47)
Home equity loans serviced by others[1]	(3)	(1)	(1)	(1)	(2)	(2)	(200)	(1)	(50)	(5)	(2)	(3)	(150)
Home equity lines of credit serviced by others[1]	(1)	(1)	—	(1)	(1)	—	—	—	—	(2)	(1)	(1)	(100)
Automobile	23	18	28	32	28	5	28	(5)	(18)	69	76	(7)	(9)
Education	13	15	11	14	10	(2)	(13)	3	30	39	30	9	30
Credit card	15	15	15	14	13	—	—	2	15	45	40	5	13
Other retail	21	17	17	15	12	4	24	9	75	55	33	22	67

Total retail loans	70	64	73	76	65	6	9	5	8	207	194	13	7

Total net charge-offs (recoveries)	$86	$76	$70	$78	$65	$10	13%	$21	32%	$232	$227	$5	2%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial	0.13%	0.12%	(0.02%)	0.02%	(0.09%)	1 bps		22 bps		0.08%	0.08%	— bps
Commercial real estate	0.11	—	(0.02)	(0.01)	0.33	11 bps		(22) bps		0.04	0.12	(8) bps
Leases	—	—	(0.01)	—	—	— bps		— bps		—	—	— bps
Total commercial loans and leases	0.12	0.09	(0.02)	0.01	0.01	3 bps		11 bps		0.06	0.09	(3) bps
Residential mortgages	0.02	0.02	—	0.01	0.03	— bps		(1) bps		0.01	0.03	(2) bps
Home equity loans	(0.50)	(0.71)	0.04	(0.40)	(0.05)	21 bps		(45) bps		(0.38)	(0.07)	(31) bps
Home equity lines of credit	0.04	0.10	0.10	0.07	0.12	(6) bps		(8) bps		0.08	0.15	(7) bps
Home equity loans serviced by others[1]	(2.03)	(1.53)	(0.62)	(0.92)	(0.99)	(50) bps		(104) bps		(1.36)	(0.37)	(99) bps
Home equity lines of credit serviced by others[1]	(4.97)	(3.33)	0.31	(1.01)	(2.51)	(164) bps		(246) bps		(2.52)	(0.59)	(193) bps
Automobile	0.76	0.57	0.87	0.95	0.83	19 bps		(7) bps		0.73	0.75	(2) bps
Education	0.61	0.72	0.53	0.75	0.48	(11) bps		13 bps		0.62	0.53	9 bps
Credit card	3.06	3.36	3.22	2.95	2.93	(30) bps		13 bps		3.21	3.16	5 bps
Other retail	2.64	2.31	2.40	2.50	2.13	33 bps		51 bps		2.46	2.23	23 bps
Total retail loans	0.47	0.44	0.50	0.52	0.44	3 bps		3 bps		0.47	0.46	1 bps
Total loans and leases	0.30%	0.27%	0.26%	0.28%	0.24%	3 bps		6 bps		0.27%	0.28%	(1) bps
Memo: Average loans:
Commercial	$39,592	$39,399	$37,960	$37,713	$37,448	$193	—%	$2,144	6%	$38,990	$37,603	$1,387	4%
Commercial real estate	12,656	12,071	11,549	11,396	11,401	585	5	1,255	11	12,096	11,105	991	9
Leases	3,028	3,073	3,114	3,201	3,302	(45)	(1)	(274)	(8)	3,071	3,517	(446)	(13)

Total commercial loans and leases	55,276	54,543	52,623	52,310	52,151	733	1	3,125	6	54,157	52,225	1,932	4
Residential mortgages	18,147	17,488	17,162	16,794	16,323	659	4	1,824	11	17,603	15,755	1,848	12
Home equity loans	1,168	1,252	1,342	1,437	1,547	(84)	(7)	(379)	(24)	1,253	1,668	(415)	(25)
Home equity lines of credit	12,925	13,112	13,353	13,501	13,608	(187)	(1)	(683)	(5)	13,129	13,775	(646)	(5)
Home equity loans serviced by others[1]	444	480	520	564	618	(36)	(8)	(174)	(28)	481	668	(187)	(28)
Home equity lines of credit serviced by others[1]	118	130	142	156	173	(12)	(9)	(55)	(32)	130	189	(59)	(31)
Automobile	12,379	12,657	13,015	13,277	13,349	(278)	(2)	(970)	(7)	12,681	13,563	(882)	(7)
Education	8,481	8,374	8,283	8,071	7,814	107	1	667	9	8,380	7,384	996	13
Credit card	1,909	1,854	1,828	1,803	1,738	55	3	171	10	1,864	1,699	165	10
Other retail	3,124	2,966	2,847	2,537	2,163	158	5	961	44	2,980	1,976	1,004	51

Total retail loans	58,695	58,313	58,492	58,140	57,333	382	1	1,362	2	58,501	56,677	1,824	3

Total loans and leases	$113,971	$112,856	$111,115	$110,450	$109,484	$1,115	1%	$4,487	4%	$112,658	$108,902	$3,756	3%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,253	$1,246	$1,236	$1,224	$1,219	$7	1%	$34	3%	$1,236	$1,236	$—	—%
Charge-offs:
Commercial	18	14	3	15	12	4	29	6	50	35	60	(25)	(42)
Retail	109	106	113	116	108	3	3	1	1	328	321	7	2

Total charge-offs	127	120	116	131	120	7	6	7	6	363	381	(18)	(5)
Recoveries:
Commercial	2	2	6	13	12	—	—	(10)	(83)	10	27	(17)	(63)
Retail	39	42	40	40	43	(3)	(7)	(4)	(9)	121	127	(6)	(5)

Total recoveries	41	44	46	53	55	(3)	(7)	(14)	(25)	131	154	(23)	(15)

Net charge-offs	86	76	70	78	65	10	13	21	32	232	227	5	2
Provision for loan and lease losses:
Commercial	8	16	23	49	24	(8)	(50)	(16)	(67)	47	8	39	NM
Retail	67	67	57	41	46	—	—	21	46	191	207	(16)	(8)

Total provision for loan and lease losses	75	83	80	90	70	(8)	(10)	5	7	238	215	23	11

Allowance for loan and lease losses - ending	$1,242	$1,253	$1,246	$1,236	$1,224	($11)	(1%)	$18	1%	$1,242	$1,224	$18	1%

Reserve for unfunded lending commitments - beginning	$88	$86	$88	$95	$93	$2	2%	($5)	(5%)	$88	$72	$16	22%
Provision for unfunded lending commitments	3	2	(2)	(7)	2	1	50	1	50	3	23	(20)	(87)

Reserve for unfunded lending commitments - ending	$91	$88	$86	$88	$95	$3	3%	($4)	(4%)	$91	$95	($4)	(4%)

Total allowance for credit losses - ending	$1,333	$1,341	$1,332	$1,324	$1,319	($8)	(1%)	$14	1%	$1,333	$1,319	$14	1%

Memo: Total allowance for credit losses by product:
Commercial	$798	$803	$797	$773	$733	($5)	(1%)	$65	9%	$798	$733	$65	9%
Retail	535	538	535	551	586	(3)	(1)	(51)	(9)	535	586	(51)	(9)

Total allowance for credit losses	$1,333	$1,341	$1,332	$1,324	$1,319	($8)	(1%)	$14	1%	$1,333	$1,319	$14	1%

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						SEPTEMBER 30, 2018 CHANGE						2018 Change
	Sept 30, 2018	June 30, 2018	Mar 31, 2018	Dec 31, 2017	Sept 30, 2017	June 30, 2018		Sept 30, 2017		2018	2017	2017
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)[1]:
CET1 capital	$14,435	$14,604	$14,425	$14,309	$14,093	($169)	(1%)	$342	2%
Tier 1 capital	14,978	15,147	14,672	14,556	14,340	(169)	(1)	638	4
Total capital	17,810	18,056	17,905	17,781	17,560	(246)	(1)	250	1
Risk-weighted assets	133,249	130,621	129,066	127,692	127,203	2,628	2	6,046	5
Adjusted average assets[2]	150,717	148,341	146,441	145,601	144,500	2,376	2	6,217	4
CET1 capital ratio	10.8%	11.2%	11.2%	11.2%	11.1%
Tier 1 capital ratio	11.2	11.6	11.4	11.4	11.3
Total capital ratio	13.4	13.8	13.9	13.9	13.8
Tier 1 leverage ratio	9.9	10.2	10.0	10.0	9.9
TANGIBLE COMMON EQUITY (PERIOD-END):
Common stockholders’ equity	$19,733	$19,924	$19,812	$20,023	$19,862	($191)	(1%)	($129)	(1%)	$19,733	$19,862	($129)	(1%)
Less: Goodwill	6,946	6,887	6,887	6,887	6,887	59	1	59	1	6,946	6,887	59	1
Less: Other intangible assets	33	2	2	2	2	31	NM	31	NM	33	2	31	NM
Add: Deferred tax liabilities[3]	363	359	357	355	539	4	1	(176)	(33)	363	539	(176)	(33)

Total tangible common equity	$13,117	$13,394	$13,280	$13,489	$13,512	($277)	(2%)	($395)	(3%)	$13,117	$13,512	($395)	(3%)

TANGIBLE COMMON EQUITY (AVERAGE):
Common stockholders’ equity	$19,599	$19,732	$19,732	$19,624	$19,728	($133)	(1%)	($129)	(1%)	$19,687	$19,617	$70	—%
Less: Goodwill	6,926	6,887	6,887	6,887	6,887	39	1	39	1	6,900	6,882	18	—
Less: Other intangible assets	22	2	2	2	2	20	NM	20	NM	9	2	7	NM
Add: Deferred tax liabilities[3]	360	357	355	531	537	3	1	(177)	(33)	358	535	(177)	(33)

Total tangible common equity	$13,011	$13,200	$13,198	$13,266	$13,376	($189)	(1%)	($365)	(3%)	$13,136	$13,268	($132)	(1%)

INTANGIBLE ASSETS (PERIOD-END):
Goodwill	$6,946	$6,887	$6,887	$6,887	$6,887	$59	1%	$59	1%	$6,946	$6,887	$59	1%
Other intangible assets	33	2	2	2	2	31	NM	31	NM	33	2	31	NM

Total intangible assets	$6,979	$6,889	$6,889	$6,889	$6,889	$90	1%	$90	1%	$6,979	$6,889	$90	1%

[1]

The December 31, 2017 capital ratios reflect the retrospective adoption of FASB ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.

[2]

Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

[3]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Key Performance Metrics:

Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include:

•   Return on average tangible common equity (ROTCE);

•   Return on average total tangible assets (ROTA);

•   Efficiency ratio;

•   Operating leverage; and

•   Common equity tier 1 capital ratio.

Established targets for the KPMs are based on Management-reporting results and are referred to by the Company as “Underlying” results. We believe that “Underlying” results, which exclude notable items, as applicable, provide the best representation of our underlying financial progress toward the KPMs as they exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown these metrics on this basis to investors since our initial public offering in September of 2014. KPMs that reflect “Underlying” results are considered non-GAAP financial measures.

Non-GAAP Financial Measures:

This document contains non-GAAP financial measures denoted as “Underlying” results. “Underlying” results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our “Underlying” results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of “Underlying” results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q18 Change								2018 Change
		3Q18	2Q18	1Q18	4Q17	3Q17	2Q18			3Q17			2018	2017	2017
							$	%		$	%				$	%
Noninterest income, Underlying:
Noninterest income (GAAP)		$416	$388	$371	$404	$381	$28	7%		$35	9%		$1,175	$1,130	$45	4%
Less: Notable items		—	—	—	17	—	—	—		—	—		—	(11)	11	100

Noninterest income, Underlying (non-GAAP)		$416	$388	$371	$387	$381	$28	7%		$35	9%		$1,175	$1,141	$34	3%

Total revenue, Underlying:
Total revenue (GAAP)	A	$1,564	$1,509	$1,462	$1,484	$1,443	$55	4%		$121	8%		$4,535	$4,223	$312	7%
Less: Notable items		—	—	—	17	—	—	—		—	—		—	(11)	11	100

Total revenue, Underlying (non-GAAP)	B	$1,564	$1,509	$1,462	$1,467	$1,443	$55	4%		$121	8%		$4,535	$4,234	$301	7%

Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$910	$875	$883	$898	$858	$35	4%		$52	6%		$2,668	$2,576	$92	4%
Less: Notable items		9	—	—	40	—	9	100		9	100		9	15	(6)	(40)

Noninterest expense, Underlying (non-GAAP)	D	$901	$875	$883	$858	$858	$26	3%		$43	5%		$2,659	$2,561	$98	4%

Pre-provision profit:
Total revenue (GAAP)	A	$1,564	$1,509	$1,462	$1,484	$1,443	$55	4%		$121	8%		$4,535	$4,223	$312	7%
Less: Noninterest expense (GAAP)	C	910	875	883	898	858	35	4		52	6		2,668	2,576	92	4

Pre-provision profit (GAAP)		$654	$634	$579	$586	$585	$20	3%		$69	12%		$1,867	$1,647	$220	13%

Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,564	$1,509	$1,462	$1,467	$1,443	$55	4%		$121	8%		$4,535	$4,234	$301	7%
Less: Noninterest expense, Underlying (non-GAAP)	D	901	875	883	858	858	26	3		43	5		2,659	2,561	98	4

Pre-provision profit, Underlying (non-GAAP)		$663	$634	$579	$609	$585	$29	5%		$78	13%		$1,876	$1,673	$203	12%

Total credit-related costs, Underlying:
Provision for credit losses (GAAP)		$78	$85	$78	$83	$72	($7)	(8%	)	$6	8%		$241	$238	$3	1%
Add: Notable items		—	—	—	—	—	—	—		—	—		—	26	(26)	(100)

Total credit-related costs, Underlying (non-GAAP)		$78	$85	$78	$83	$72	($7)	(8%	)	$6	8%		$241	$264	($23)	(9%)

Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$576	$549	$501	$503	$513	$27	5%		$63	12%		$1,626	$1,409	$217	15%
Less: Income before income tax expense (benefit) related to notable items		(9)	—	—	(23)	—	(9)	(100)		(9)	(100)		(9)	—	(9)	(100)

Income before income tax expense, Underlying (non-GAAP)	F	$585	$549	$501	$526	$513	$36	7%		$72	14%		$1,635	$1,409	$226	16%

Income tax expense, Underlying:
Income tax expense (benefit) (GAAP)	G	$133	$124	$113	($163)	$165	$9	7%		($32)	(19%	)	$370	$423	($53)	(13%	)
Less: Income tax expense (benefit) related to notable items		(2)	—	—	(340)	—	(2)	(100)		(2)	(100)		(2)	(23)	21	91

Income tax expense, Underlying (non-GAAP)	H	$135	$124	$113	$177	$165	$11	9%		($30)	(18%	)	$372	$446	($74)	(17%	)

Net income, Underlying:
Net income (GAAP)	I	$443	$425	$388	$666	$348	$18	4%		$95	27%		$1,256	$986	$270	27%
Add: Notable items, net of income tax expense (benefit)		7	—	—	(317)	—	7	100		7	100		7	(23)	30	130

Net income, Underlying (non-GAAP)	J	$450	$425	$388	$349	$348	$25	6%		$102	29%		$1,263	$963	$300	31%

Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$436	$425	$381	$666	$341	$11	3%		$95	28%		$1,242	$972	$270	28%
Add: Notable items, net of income tax expense (benefit)		7	—	—	(317)	—	7	100		7	100		7	(23)	30	130

Net income available to common stockholders, Underlying (non-GAAP)	L	$443	$425	$381	$349	$341	$18	4%		$102	30%		$1,249	$949	$300	32%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q18 Change						2018 Change
		3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
							$/bps	%	$/bps	%			$/bps	%
Operating leverage:
Total revenue (GAAP)	A	$1,564	$1,509	$1,462	$1,484	$1,443	$55	3.65%	$121	8.44%	$4,535	$4,223	$312	7.40%
Less: Noninterest expense (GAAP)	C	910	875	883	898	858	35	4.09	52	6.23	2,668	2,576	92	3.61

Operating leverage								(0.44%)		2.21%				3.79%

Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,564	$1,509	$1,462	$1,467	$1,443	$55	3.67%	$121	8.46%	$4,535	$4,234	$301	7.12%
Less: Noninterest expense, Underlying (non-GAAP)	D	901	875	883	858	858	26	3.08	43	5.20	2,659	2,561	98	3.88

Operating leverage, Underlying (non-GAAP)								0.59%		3.26%				3.24%

Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	58.20%	57.95%	60.43%	60.52%	59.41%	25 bps		(121) bps		58.84%	60.99%	(215) bps
Efficiency ratio, Underlying (non-GAAP)	D/B	57.62	57.95	60.43	58.50	59.41	(33) bps		(179) bps		58.64	60.47	(183) bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	G/E	23.16%	22.58%	22.52%	(32.40%)	32.18%	58 bps		(902) bps		22.77%	30.04%	(727) bps
Effective income tax rate, Underlying (non-GAAP)	H/F	23.20	22.58	22.52	33.68	32.18	62 bps		(898) bps		22.78	31.65	(887) bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$19,599	$19,732	$19,732	$19,624	$19,728	($133)	(1%)	($129)	(1%)	$19,687	$19,617	$70	—%
Return on average common equity	K/M	8.82%	8.65%	7.83%	13.46%	6.87%	17 bps		195 bps		8.44%	6.63%	181 bps
Return on average common equity, Underlying (non-GAAP)	L/M	8.96	8.65	7.83	7.05	6.87	31 bps		209 bps		8.48	6.47	201 bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$19,599	$19,732	$19,732	$19,624	$19,728	($133)	(1%)	($129)	(1%)	$19,687	$19,617	$70	—%
Less: Average goodwill (GAAP)		6,926	6,887	6,887	6,887	6,887	39	1	39	1	6,900	6,882	18	—
Less: Average other intangibles (GAAP)		22	2	2	2	2	20	NM	20	NM	9	2	7	NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		360	357	355	531	537	3	1	(177)	(33)	358	535	(177)	(33)

Average tangible common equity	N	$13,011	$13,200	$13,198	$13,266	$13,376	($189)	(1%)	($365)	(3%)	$13,136	$13,268	($132)	(1%)

Return on average tangible common equity	K/N	13.29%	12.93%	11.71%	19.92%	10.13%	36 bps		316 bps		12.64%	9.80%	284 bps
Return on average tangible common equity, Underlying (non-GAAP)	L/N	13.50	12.93	11.71	10.43	10.13	57 bps		337 bps		12.71	9.57	314 bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$155,624	$153,253	$151,523	$151,111	$150,012	$2,371	2%	$5,612	4%	$153,482	$149,563	$3,919	3%
Return on average total assets	I/O	1.13%	1.11%	1.04%	1.75%	0.92%	2 bps		21 bps		1.09%	0.88%	21 bps
Return on average total assets, Underlying (non-GAAP)	J/O	1.15	1.11	1.04	0.92	0.92	4 bps		23 bps		1.10	0.86	24 bps
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	O	$155,624	$153,253	$151,523	$151,111	$150,012	$2,371	2%	$5,612	4%	$153,482	$149,563	$3,919	3%
Less: Average goodwill (GAAP)		6,926	6,887	6,887	6,887	6,887	39	1	39	1	6,900	6,882	18	—
Less: Average other intangibles (GAAP)		22	2	2	2	2	20	NM	20	NM	9	2	7	NM
Add: Average deferred tax liabilities related to goodwill (GAAP)		360	357	355	531	537	3	1	(177)	(33)	358	535	(177)	(33)

Average tangible assets	P	$149,036	$146,721	$144,989	$144,753	$143,660	$2,315	2%	$5,376	4%	$146,931	$143,214	$3,717	3%

Return on average total tangible assets	I/P	1.18%	1.16%	1.08%	1.83%	0.96%	2 bps		22 bps		1.14%	0.92%	22 bps
Return on average total tangible assets, Underlying (non-GAAP)	J/P	1.20	1.16	1.08	0.96	0.96	4 bps		24 bps		1.15	0.90	25 bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q18 Change							2018 Change
		3Q18	2Q18	1Q18	4Q17	3Q17	2Q18			3Q17		2018	2017	2017
							$/bps	%		$/bps	%			$/bps	%
Tangible book value per common share:
Common shares - at period-end (GAAP)	Q	474,120,616	484,055,194	487,551,444	490,812,912	499,505,285	(9,934,578)	(2%	)	(25,384,669)	(5%)	474,120,616	499,505,285	(25,384,669)	(5%)
Common stockholders’ equity (GAAP)		$19,733	$19,924	$19,812	$20,023	$19,862	($191)	(1)		($129)	(1)	$19,733	$19,862	($129)	(1)
Less: Goodwill (GAAP)		6,946	6,887	6,887	6,887	6,887	59	1		59	1	6,946	6,887	59	1
Less: Other intangible assets (GAAP)		33	2	2	2	2	31	NM		31	NM	33	2	31	NM
Add: Deferred tax liabilities related to goodwill (GAAP)		363	359	357	355	539	4	1		(176)	(33)	363	539	(176)	(33)

Tangible common equity	R	$13,117	$13,394	$13,280	$13,489	$13,512	($277)	(2%)		($395)	(3%)	$13,117	$13,512	($395)	(3%)

Tangible book value per common share	R/Q	$27.66	$27.67	$27.24	$27.48	$27.05	($0.01)	—%		$0.61	2%	$27.66	$27.05	$0.61	2%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	S	475,957,526	484,744,354	487,500,618	492,149,763	500,861,076	(8,786,828)	(2%)		(24,903,550)	(5%)	482,691,884	505,529,991	(22,838,107)	(5%)
Average common shares outstanding - diluted (GAAP)	T	477,599,917	486,141,695	489,266,826	493,788,007	502,157,384	(8,541,778)	(2)		(24,557,467)	(5)	484,250,843	507,062,805	(22,811,962)	(4)
Net income per average common share - basic (GAAP)	K/S	$0.92	$0.88	$0.78	$1.35	$0.68	$0.04	5		$0.24	35	2.57	1.92	0.65	34
Net income per average common share - diluted (GAAP)	K/T	0.91	0.88	0.78	1.35	0.68	0.03	3		0.23	34	2.57	1.92	0.65	34
Net income per average common share - basic, Underlying (non-GAAP)	L/S	0.93	0.88	0.78	0.71	0.68	0.05	6		0.25	37	2.59	1.88	0.71	38
Net income per average common share - diluted, Underlying (non-GAAP)	L/T	0.93	0.88	0.78	0.71	0.68	0.05	6		0.25	37	2.58	1.87	0.71	38
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	U	$0.27	$0.22	$0.22	$0.18	$0.18	$0.05	23%		$0.09	50%	$0.71	$0.46	$0.25	54%
Dividend payout ratio	U/(K/S)	29%	25%	28%	13%	26%	400 bps			300 bps		28%	24%	400 bps
Dividend payout ratio, Underlying (non-GAAP)	U/(L/S)	29	25	28	25	26	400 bps			300 bps		27	24	300 bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q18 Change						2018 Change
	3Q18	2Q18	1Q18	4Q17	3Q17	2Q18		3Q17		2018	2017	2017
						$/bps	%	$/bps	%			$/bps	%
Other income, Underlying:
Other income (GAAP)	$17	$15	$17	$40	$18	$2	13%	($1)	(6%)	$49	$44	$5	11%
Less: Notable items	—	—	—	17	—	—	—	—	—	—	(11)	11	100

Other income, Underlying (non-GAAP)	$17	$15	$17	$23	$18	$2	13%	($1)	(6%)	$49	$55	($6)	(11%)

Salaries and employee benefits, Underlying[1]:
Salaries and employee benefits (GAAP)[1]	$474	$453	$470	$450	$438	$21	5%	$36	8%	$1,397	$1,316	$81	6%
Less: Notable items	5	—	—	17	—	5	100	5	100	5	—	5	100

Salaries and employee benefits, Underlying (non-GAAP)[1]	$469	$453	$470	$433	$438	$16	4%	$31	7%	$1,392	$1,316	$76	6%

Outside services, Underlying:
Outside services (GAAP)	$107	$106	$99	$118	$99	$1	1%	$8	8%	$312	$286	$26	9%
Less: Notable items	1	—	—	12	—	1	100	1	100	1	—	1	100

Outside services, Underlying (non-GAAP)	$106	$106	$99	$106	$99	$—	—%	$7	7%	$311	$286	$25	9%

Other operating expense, Underlying[1]:
Other operating expense (GAAP)[1]	$131	$127	$120	$137	$133	$4	3%	($2)	(2%)	$378	$405	($27)	(7%)
Less: Notable items	3	—	—	11	—	3	100	3	100	3	15	(12)	(80)

Other operating expense, Underlying (non-GAAP)[1]	$128	$127	$120	$126	$133	$1	1%	($5)	(4%)	$375	$390	($15)	(4%)

[1]

As of January 1, 2018, we retrospectively adopted ASU 2017-07, Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which requires the service cost component of net periodic pension and postretirement benefit cost to be reported separately in the Consolidated Statements of Operations from the other components. Prior periods have been adjusted to conform with the current period presentation.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		THIRD QUARTER 2018				SECOND QUARTER 2018				FIRST QUARTER 2018
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$207	$234	$2	$443	$197	$237	($9)	$425	$170	$215	$3	$388
Less: Preferred stock dividends		—	—	7	7	—	—	—	—	—	—	7	7

Net income (loss) available to common stockholders	B	$207	$234	($5)	$436	$197	$237	($9)	$425	$170	$215	($4)	$381

Return on average total tangible assets:
Average total assets (GAAP)		$62,974	$52,871	$39,779	$155,624	$61,232	$52,170	$39,851	$153,253	$61,348	$50,393	$39,782	$151,523
Less: Average goodwill (GAAP)		—	—	6,926	6,926	—	—	6,887	6,887	—	—	6,887	6,887
Average other intangibles (GAAP)		—	—	22	22	—	—	2	2	—	—	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	360	360	—	—	357	357	—	—	355	355

Average tangible assets	C	$62,974	$52,871	$33,191	$149,036	$61,232	$52,170	$33,319	$146,721	$61,348	$50,393	$33,248	$144,989

Return on average total tangible assets	A/C	1.31%	1.75%	NM	1.18%	1.29%	1.82%	NM	1.16%	1.12%	1.73%	NM	1.08%
Efficiency ratio:
Noninterest expense (GAAP)	D	$686	$202	$22	$910	$658	$200	$17	$875	$656	$208	$19	$883
Net interest income (GAAP)		776	380	(8)	1,148	759	376	(14)	1,121	733	357	1	1,091
Noninterest income (GAAP)		258	140	18	416	228	140	20	388	222	125	24	371

Total revenue (GAAP)	E	$1,034	$520	$10	$1,564	$987	$516	$6	$1,509	$955	$482	$25	$1,462

Efficiency ratio	D/E	66.29%	38.83%	NM	58.20%	66.68%	38.80%	NM	57.95%	68.72%	43.07%	NM	60.43%

		FOURTH QUARTER 2017				THIRD QUARTER 2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$117	$206	$343	$666	$122	$201	$25	$348
Less: Preferred stock dividends		—	—	—	—	—	—	7	7

Net income available to common stockholders	B	$117	$206	$343	$666	$122	$201	$18	$341

Return on average total tangible assets:
Average total assets (GAAP)		$60,911	$50,169	$40,031	$151,111	$60,012	$49,833	$40,167	$150,012
Less: Average goodwill (GAAP)		—	—	6,887	6,887	—	—	6,887	6,887
Average other intangibles (GAAP)		—	—	2	2	—	—	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	531	531	—	—	537	537

Average tangible assets	C	$60,911	$50,169	$33,673	$144,753	$60,012	$49,833	$33,815	$143,660

Return on average total tangible assets	A/C	0.76%	1.62%	NM	1.83%	0.81%	1.60%	NM	0.96%
Efficiency ratio:
Noninterest expense (GAAP)	D	$654	$195	$49	$898	$648	$195	$15	$858
Net interest income (GAAP)		682	367	31	1,080	674	354	34	1,062
Noninterest income (GAAP)		229	138	37	404	227	136	18	381

Total revenue (GAAP)	E	$911	$505	$68	$1,484	$901	$490	$52	$1,443

Efficiency ratio	D/E	71.90%	38.84%	NM	60.52%	71.88%	39.39%	NM	59.41%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		FOR THE NINE MONTHS ENDED SEPTEMBER 30,
		2018				2017
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$574	$686	($4)	$1,256	$335	$568	$83	$986
Less: Preferred stock dividends		—	—	14	14	—	—	14	14

Net income (loss) available to common stockholders	B	$574	$686	($18)	$1,242	$335	$568	$69	$972

Return on average total tangible assets:
Average total assets (GAAP)		$61,857	$51,820	$39,805	$153,482	$59,310	$49,604	$40,649	$149,563
Less: Average goodwill (GAAP)		—	—	6,900	6,900	—	—	6,882	6,882
Average other intangibles (GAAP)		—	—	9	9	—	—	2	2
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	358	358	—	—	535	535

Average tangible assets	D	$61,857	$51,820	$33,254	$146,931	$59,310	$49,604	$34,300	$143,214

Return on average total tangible assets	A/D	1.24%	1.77%	NM	1.14%	0.76%	1.53%	NM	0.92%
Efficiency ratio:
Noninterest expense (GAAP)	E	$2,000	$610	$58	$2,668	$1,939	$577	$60	$2,576
Net interest income (GAAP)		2,268	1,113	(21)	3,360	1,969	1,044	80	3,093
Noninterest income (GAAP)		708	405	62	1,175	676	400	54	1,130

Total revenue (GAAP)	F	$2,976	$1,518	$41	$4,535	$2,645	$1,444	$134	$4,223

Efficiency ratio	E/F	67.20%	40.16%	NM	58.84%	73.28%	39.89%	NM	60.99%